SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
—

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2002

SOLECTRON CORPORATION

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction	1-11098 (Commission	94-2447045 (IRS Employer

of incorporation)	File Number)	Identification No.)

777 Gibraltar Drive, Milpitas, California 95035

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 957-8500

Not Applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events

         On January 31, 2002, Solectron Corporation issued a press release announcing its negotiations with Lucent Technologies, which is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c)Exhibits in accordance with the provisions of Item 601 of Regulation S-K.

99.1	Solectron Corporation press release regarding its negotiations with Lucent Technologies, issued January 31, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2002

SOLECTRON CORPORATION

/s/ Kiran Patel Kiran Patel Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
No.

99.1	Solectron Corporation press release regarding its negotiations with Lucent Technologies, issued January 31, 2002.